476 SA-1


                       SUPPLEMENT DATED OCTOBER 12, 2001
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                        TEMPLETON GLOBAL LONG-SHORT FUND
                               dated July 31, 2001


The Statement of Additional Information is amended as follows:

The section "Buying and Selling Shares - General Information" on page 26 is supplemented with the following:

Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer, may purchase shares of the Fund with an initial minimum investment of $1,000. The minimum subsequent investment for these accounts is $50.

               Please keep this supplement for future reference.